UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      October 16, 2003

Guidant Corporation
(Exact name of registrant as specified in its charter)

Indiana	001-13388	35-1931722

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

111 Monument Circle, Suite 2900
Indianapolis, Indiana	46204

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (317) 971-2000

ITEM 7. Financial Statements and Exhibits.

                The following exhibit is furnished, not filed, pursuant to Item 12:

                Exhibit 99: Earnings Release of Guidant Corporation dated October 16, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 16, 2003, Guidant Corporation issued a press release announcing the Company’s results of operations for the third quarter ended September 30, 2003. A copy of this press release is furnished with this report as Exhibit 99.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GUIDANT CORPORATION

Date: October 16, 2003	By /s/ Debra F. Minott
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit 99      Earnings Release of Guidant Corporation dated October 16, 2003